Exhibit 10.14


                             DEMAND PROMISSORY NOTE


$115,275.00                    Encino, California                    May 15,2001
                                  (City, State)

FOR VALUE RECEIVED, the undersigned, Steven Meadows (MEADOWS) , promise to pay, on demand, to CBCom, Inc., or order, at 16830 Ventura Boulevard, Suite 211, Encino, CA 91436 (CBCOM), the sum of One Hundred Fifteen Thousand Two Hundred seventy Five Dollars ($115,275) with interest at 5% per annum thereon.

This Promissory Note is collateralized by, and in the same amount, as salary and other compensation due and payable by CBCOM to MEADOWS as of the above date. This note will be reduced by any amount of said compensation that is forgiven by MEADOWS, and any accrued interest will be waived.

When demand or order is made, MEADOWS may apply any remaining amount of said compensation under the terms described above, with any balance being due and payable by MEADOWS.

In  the  event  of  default,   the  sole  remedy  for  CBCOM  will  be  for  the
collateralized portion of said compensation that remains due and payable to MEADOWS. Each maker shall be jointly and severally liable hereon and each maker, co-maker and guarantor consents to renewals, replacements, and extensions of time for payment hereon before, at, or after maturity, consents to the acceptance, release or substitution of securities for this note.



ACCEPTED BY:

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Signature


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Signature                             Address


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Title                                 SSA# or Federal ID#